                                                                   EXHIBIT 99.12

             CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Tahira Hassan, hereby consent to be named as a person about to become a director of Dreyer's Grand Ice Cream Holdings, Inc. in this registration statement on Form S-4.


                                                  /s/ TAHIRA HASSAN
                                                  ----------------------------
                                                  Tahira Hassan